UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 7, 2022

OIL-DRI CORPORATION OF AMERICA
(Exact name of the registrant as specified in its charter)

Delaware 001-12622 36-2048898

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

410 North Michigan Avenue, Suite 400 60611-4213
Chicago, Illinois (Zip Code)
     (Address of principal executive offices)

            Registrant's telephone number, including area code (312) 321-1515

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ODC	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of stockholders on December 7, 2022. See the Company’s 2022 Proxy Statement for more information on the proposals presented at the meeting, the relevant portions of which are incorporated herein by reference.

PROPOSAL 1: ELECTION OF DIRECTORS

The stockholders elected all of the nominees for director recommended by the Company’s Board of Directors (the “Board”). The voting results were as follows:

Director	For	Withheld	Broker Non-Votes
Ellen-Blair Chube	22,463,838	871,606	781,529
Paul M. Hindsley	20,919,035	2,416,409	781,529
Daniel S. Jaffee	23,082,101	253,343	781,529
Michael A. Nemeroff	21,777,667	1,557,777	781,529
George C. Roeth	23,201,579	133,865	781,529
Allan H. Selig	23,112,905	222,539	781,529
Paul E. Suckow	23,038,965	296,479	781,529
Lawrence E. Washow	22,920,051	415,393	781,529
Amy L. Ryan	20,831,684	2,503,760	781,529

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR

The stockholders ratified the appointment of Grant Thornton LLP as independent auditor for the fiscal year ending July 31, 2023. The voting results were as follows:

For	23,888,597
Against	224,708
Abstain	3,668

Item 8.01	Other Events.
At its regular meeting on December 7, 2022, the Board declared quarterly cash dividends of $0.28 per share of the Company’s Common Stock and $0.21 per share of the Company’s Class B Stock. The dividends will be payable on February 24, 2022, to stockholders of record at the close of business on February 10, 2022. A copy of the Company’s press release announcing these matters is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

The information in this Item 8.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description of Exhibits

99.1	Press Release dated December 8, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Laura G. Scheland
Laura G. Scheland
Vice President, Strategic Partnerships and General Counsel & Secretary

Date:  December 8, 2022